                                                                   EXHIBIT 10.31

                      ACKNOWLEDGMENT, WAIVER AND AMENDMENT
                                       TO
                               FINANCING AGREEMENT

            This  ACKNOWLEDGMENT,  WAIVER  AND  AMENDMENT  ("Amendment")  TO THE
INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT is made as of July 26, 2001 by and between Datatec Industries, Inc., duly organized under the laws of the State of Delaware  ("Customer")  and IBM Credit  Corporation,  a Delaware  corporation
("IBM Credit").

                                    RECITALS:

            WHEREAS,  Customer  and IBM Credit have  entered  into that  certain
Inventory and Working Capital Financing  Agreement dated as of November 10, 2000
(as  amended,  supplemented  or  otherwise  modified  from  time  to  time,  the
"Agreement");

            WHEREAS,  Customer (a) is in default of one or more of its financial covenants  contained in the Agreement and (b) has been in default of other terms and  conditions of the Agreement  within the previous  three (3) months (as more specifically explained in Section 2 hereof); and

            WHEREAS, IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                    AGREEMENT

            NOW THEREFORE,  in  consideration  of the premises set forth herein, and for other good and  valuable  consideration,  the value and  sufficiency  of which is hereby  acknowledged,  the parties  hereto agree that the  Agreement is amended as follows:

SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. ACKNOWLEDGMENT.

            Customer  acknowledges  that the  financial  covenants  set forth in
Attachment A to Agreement are  applicable  to the financial  results of Customer for the fiscal year ending April 30, 2001, and Customer was required to maintain such financial covenants at all times.  Customer further acknowledges its actual attainment was as follows:
                                     Covenant                                Covenant
Covenant                             Requirement                             Actual
------------------------------       ----------------------------------      ------
Revenue on an Annual Basis           Greater than Zero and
to Working Capital                   Equal to or Less than 25.0 : 1.0        - 25.5 : 1.0

SECTION 3.  WAIVERS TO  AGREEMENT.  IBM Credit  hereby  waives the  defaults  of
Customer  with the terms of the  Agreement  to the extent such  defaults are set forth in Section 2 hereof.

SECTION 4.  AMENDMENT.  The Agreement is hereby amended as follows:

            A.  Attachment A to the Agreement is hereby amended by deleting such
Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached  hereto.  Such  new  Attachment  A shall  be  effective  as of the date specified in the new Attachment A. The changes contained in the new Attachment A include,  without  limitation,  that Customer  shall be required to maintain the following financial  percentage(s) and ratio(s) as of the last day of the fiscal period under review by IBM Credit::

                                  Page 1 of 2

             Covenant                                              Requirement
             ------------------------------------------            -----------
(i)          On and after April 30, 2002
             Revenue on an Annual Basis  to Working Capital        Greater than Zero and
                                                                    Equal to or Less than 25.0 : 1.0
(ii)         On and after October 1, 2001
             Net Profit after Tax to Revenue                       Equal to or Greater than 0.10 percent

(iii)        On and after October 1, 2001
             Tangible Net Worth                                    Equal to or Greater than $2,500,000.00

SECTION  5.  CONDITIONS  TO  EFFECTIVENESS  OF  WAIVER.  The waiver set forth in
Section 3 hereof  shall  become  effective  upon the  receipt by IBM Credit from
Customer of (i) this Amendment  executed by Customer,  and (ii) a waiver fee, in immediately  available  funds,  equal to One Hundred and Seventy - Five Thousand
Dollars  ($175,000.00)  on or prior to July 26, 2001. Such waiver fee payable to
IBM Credit  hereunder  shall be  nonrefundable  and shall be in  addition to any other fees IBM Credit may charge Customer.

SECTION 6. ADDITIONAL REQUIREMENTS. None.

SECTION 7. RIGHTS AND REMEDIES.  Except to the extent specifically waived herein
IBM Credit  reserves any and all rights and remedies  that IBM Credit now has or may have in the future with respect to Customer, including any and all rights or remedies  which it may have in the future as a result of  Customer's  failure to comply  with  its  financial  covenants  to IBM  Credit.  Except  to the  extent specifically  waived herein neither this Amendment,  any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

SECTION 8. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

SECTION  9.  COUNTERPARTS.  This  Amendment  may be  executed  in any  number of counterparts,  each  of  which  shall  be an  original  and all of  which  shall constitute one agreement.

            IN  WITNESS  WHEREOF,  this  Amendment  has  been  executed  by duly authorized representatives of the undersigned as of the day and year first above written.

IBM Credit Corporation                           Datatec Industries, Inc.

By:  /s/ Steven A. Flanagan                      By:  /s/  Ron Marino
    ---------------------------------------          -------------------------------------
Print Name:   Steven A. Flanagan                 Print Name: Ron Marino
            -------------------------------                 ------------------------------
Title:  Manager Special Handling                 Title:  CFO
       ------------------------------------             ----------------------------------

Date:   July 30, 2001                            Date:  7/26/01
      ------------------------------------             ----------------------------------

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